UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 South Unit Drive, Tulsa, Oklahoma	74132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2018, Unit Corporation, including certain of its subsidiaries (collectively, the "Company") entered into a Fifth Amendment to Senior Credit Agreement ("Fifth Amendment") with the following lenders: BOKF, NA (dba Bank of Oklahoma); Compass Bank; Bank of America, N.A.; BMO Harris Financing, Inc.; Comerica Bank; Canadian Imperial Bank of Commerce, New York Branch; Toronto-Dominion Bank, New York Branch; Branch Banking & Trust; Arvest Bank; Iberiabank; Wells Fargo Bank, N.A; Toronto Dominion (New York), LLC. BOKF, NA is serving as administrative agent for the other lenders under the Fifth Amendment. The Fifth Amendment amends the Company’s existing credit agreement entered into between the Company and certain lenders on September 13, 2011, as amended September 12, 2012, as further amended April 10, 2015, as further amended on April 8, 2016, as further amended on April 2, 2018, attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 15, 2011, September 11, 2012, April 13, 2015, April 8, 2016, and April 6, 2018, respectively, and the Company’s Current Report on Form 8-K/A filed on April 13, 2016, and each incorporated by reference herein (collectively, the "Credit Agreement").

The Fifth Amendment, among other things, (i) extends the term of the Credit Agreement to October 18, 2023, subject to certain conditions; (ii) reduces the pricing for borrowing and non-use fees; and (iii) eliminates the requirement that the Company maintain a senior indebtedness to consolidated EBITDA ratio. The total commitment of credit and the borrowing base both remain unchanged at $425 million.

The foregoing does not purport to be complete and is qualified in its entirety by reference to the Fifth Amendment, which is expected to be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018. The Fifth Amendment is not intended to provide any other factual information about the Company or the parties to the Fifth Amendment or any of their respective subsidiaries or affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: October 22, 2018	By:	/s/ Les Austin
Les Austin Senior Vice President and Chief Financial Officer